UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

8/2/04

Date of Report

(Date of earliest event reported)

Safeco Corporation

(Exact name of registrant as specified in Charter)

Washington	1-6563	91-0742146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address of Principal Executive Offices: Safeco Plaza, Seattle, Washington 98185

(Registrant’s telephone number, including area code): (206) 545-5000

Item 2. Disposition of Assets

On August 2, 2004, Safeco Corporation (“Safeco”) and its subsidiary General America Corporation (together the “Sellers”) completed the sale of Safeco’s life insurance, group stop-loss medical insurance and asset management operations to a group of investors led by White Mountains Insurance Group, Ltd., and Berkshire Hathaway Inc. (the “Purchasers”). The assets included in this transaction represent substantially all of the assets of Safeco’s Life & Investments (“L&I”) operation. The sale was completed pursuant to a Stock Purchase Agreement, dated March 15, 2004, among Sellers and White Mountains Insurance Group, Ltd. and Occum Acquisition Corporation. The total purchase price, which was determined by arm’s length negotiation among the parties, was $1.41 billion in cash, subject to certain post-closing adjustments. Sellers did not have any prior material relationship with Purchasers or their affiliates. Safeco’s insurance brokerage and trust operations were sold in separate transactions that closed in July 2004 and April 2004 (See discussion in Item 7(b) below).

Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Pro forma financial information.

The following pro forma unaudited consolidated financial statements of Safeco Corporation are included herein:

1. Pro forma Consolidated Statement of Income for the six months ended June 30, 2004

2. Pro forma Consolidated Statement of Income for the year ended December 31, 2003

3. Pro forma Consolidated Statement of Income for the year ended December 31, 2002

4. Pro forma Consolidated Statement of Income for the year ended December 31, 2001

5. Pro forma Consolidated Balance Sheet as of June 30, 2004

6. Notes to the Pro forma Consolidated Financial Statements

The above referenced unaudited pro forma consolidated financial statements reflect the sale of all of Safeco’s L&I businesses (Safeco Life Insurance Company and its subsidiaries, Safeco Trust Company, Talbot Financial Corporation and its subsidiaries, Safeco Administrative Services, Inc. and its subsidiaries, Safeco Assigned Benefits Service Company, Safeco Services Corporation, Safeco Securities, Inc. and Safeco Asset Management Company).

As previously described in Item 2 above, on August 2, 2004, Safeco and its subsidiary General America Corporation (together, the “Sellers”) completed the sale of its life insurance, group stop-loss medical insurance and asset management operations to a group of investors led by White Mountains Insurance Group, Ltd., and Berkshire Hathaway, Inc. (the “Purchasers”). In a separate transaction that closed on July 1, 2004, Safeco completed the sale of Talbot Financial Corporation (Talbot), its insurance brokerage operation, for a purchase price of $90.0, to an investor group led by senior management of Talbot, with financial support from Hub International Limited. Also in a separate transaction, on April 19, 2004, Safeco completed the sale of Safeco Trust Company to Mellon Trust of Washington.

These three transactions reflect the sale of all of Safeco’s L&I operations. The proceeds have been or will be used to:

•	Repurchase debt

•	Repurchase common stock

•	Support general corporate purposes

To return its debt-to-capital ratios to pre-sale levels, on August 2, 2004, Safeco initiated a simultaneous tender offer to retire $620.0 in aggregate principal amount of outstanding 8.072% capital securities due in 2037 and 7.25% senior notes due in 2012. On August 13, 2004, Safeco announced that it had completed the tender offer for the 8.072% capital securities. Safeco received valid tenders of $473.4 aggregate liquidation amount of capital securities. Additionally, Safeco decreased from $200.0 to $145.0 the maximum aggregate principal amount of its 7.25% senior notes due 2012 that it is offering to purchase. The tender offer for the senior notes expires on August 30, 2004 unless otherwise terminated or extended. Safeco expects to record a loss of $116.7 pretax ($75.9 after tax) on the extinguishment of this debt.

On August 2, 2004, Safeco repurchased 13,247,863 shares, or approximately 9.5% of its outstanding common stock under an Accelerated Stock Buyback (ASB) program. The shares were purchased from an investment broker at a price of $46.80 per share, for a total cost of approximately $620.0. The investment broker obtained the shares that Safeco purchased by borrowing them in the open market, and will then repurchase shares in the market over the next six to nine months to repay the borrowed shares. Approximately $200.0 of the ASB is subject to a collar, a contract that sets a minimum and maximum price of shares repurchased. At the end of the program, Safeco may receive, or be required to pay, a price adjustment based on the volume weighted average price of Safeco’s common stock during the period of these repurchases. The pro forma condensed consolidated balance sheet has not been adjusted to give effect to the ASB program.

Safeco retained approximately $150.0 of the proceeds for general corporate purposes, to provide financial flexibility and to support future growth.

The unaudited pro forma consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in Safeco’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the six month period ended June 30, 2004. The unaudited pro forma consolidated statements of income reflect the sale of L&I and debt repurchase, assuming the transactions had been consummated as of the beginning of the fiscal period presented. The unaudited pro forma consolidated balance sheet reflects the sale of L&I and debt repurchase, assuming the transactions had been consummated as of June 30, 2004.

The pro forma adjustments, as described in the notes to the unaudited pro forma consolidated financial statements, are estimates based on currently available information and certain adjustments that management believes are reasonable. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the sale of L&I been consummated on, or as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the related management’s discussion and analysis of financial condition and results of operations, which are contained in the second quarter 2004 Quarterly Report on Form 10-Q and the 2003 Annual Report on Form 10-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFECO CORPORATION
Registrant

Dated: August 17, 2004	/s/ MAURICE S. HEBERT
Maurice S. Hebert Vice President and Controller

SAFECO CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(in millions, except per share amounts)

(unaudited)

	Safeco Corporation Consolidated	L&I (1)	Pro Forma Adjustments		Safeco Corporation Pro Forma Consolidated
REVENUES
Property & Casualty Earned Premiums	$2,691.9	$—	$—		$2,691.9
Net Investment Income	234.1	—	—		234.1
Net Realized Investment Gains	127.7	—	—		127.7
Other	0.4	—	—		0.4

Total	3,054.1	—	—		3,054.1

EXPENSES
Losses and Loss Adjustment Expenses	1,602.3	—	—		1,602.3
Other Underwriting and Operating Expenses	312.9	—	—		312.9
Amortization of Deferred Policy Acquisition Costs	449.4	—	—		449.4
Interest Expense	62.0	—	(21.8	)(2)	40.2
Restructuring Charges	1.4	—	—		1.4

Total	2,428.0	—	(21.8)		2,406.2

Income from Continuing Operations before Income Taxes	626.1	—	21.8		647.9
Provision for Income Taxes	191.6	—	7.6	(3)	199.2

Income from Continuing Operations	$434.5	$—	$14.2		$448.7

Income from Continuing Operations Per Share of Common Stock:
Diluted	$3.10	$—	$0.10		$3.20
Basic	$3.12	$—	$0.11		$3.23

Average Number of Shares Outstanding During the Period:
Diluted	140.1	—	—		140.1
Basic	139.0	—	—		139.0

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SAFECO CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(in millions, except per share amounts)

(unaudited)

	Safeco Corporation Consolidated	L&I (1) (4)	Pro Forma Adjustments		Safeco Corporation Pro Forma Consolidated
REVENUES
Property & Casualty Earned Premiums	$4,901.8	$—	$—		$4,901.8
Life & Investments Premiums and Other Revenues	868.1	(868.1)	—		—
Net Investment Income	1,680.3	(1,211.9)	—		468.4
Net Realized Investment Gains (Losses)	(101.9)	172.0	—		70.1
Other	9.8	—	—		9.8

Total	7,358.1	(1,908.0)	—		5,450.1

EXPENSES
Losses and Loss Adjustment Expenses	4,808.0	(1,355.9)	—		3,452.1
Other Underwriting and Operating Expenses	1,058.5	(423.1)	—		635.4
Amortization of Deferred Policy Acquisition Costs	897.6	(51.3)	—		846.3
Interest Expense	127.1	—	(43.7	)(2)	83.4
Intangibles and Goodwill Amortization	16.6	(16.6)	—		—
Restructuring Charges	9.2	—	—		9.2

Total	6,917.0	(1,846.9)	(43.7)		5,026.4

Income before Income Taxes	441.1	(61.1)	43.7		423.7
Provision for Income Taxes	101.9	(7.3)	15.3	(3)	109.9

Income from Continuing Operations	$339.2	$(53.8)	$28.4		$313.8

Income from Continuing Operations Per Share of Common Stock:
Diluted	$2.44	$(0.39)	$0.21		$2.26
Basic	$2.45	$(0.39)	$0.21		$2.27

Average Number of Shares Outstanding During the Period:
Diluted	138.9	—	—		138.9
Basic	138.4	—	—		138.4

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SAFECO CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(in millions, except per share amounts)

(unaudited)

	Safeco Corporation Consolidated	L&I (1) (4)	Safeco Corporation Pro Forma Consolidated
REVENUES
Property & Casualty Earned Premiums	$4,521.3	$—	$4,521.3
Life & Investments Premiums and Other Revenues	778.3	(778.3)	—
Net Investment Income	1,674.4	(1,206.6)	467.8
Net Realized Investment Gains	82.5	143.1	225.6
Other	10.7	—	10.7

Total	7,067.2	(1,841.8)	5,225.4

EXPENSES
Losses and Loss Adjustment Expenses	4,685.5	(1,322.3)	3,363.2
Other Underwriting and Operating Expenses	956.9	(366.8)	590.1
Amortization of Deferred Policy Acquisition Costs	859.6	(40.8)	818.8
Interest Expense	132.0	—	132.0
Intangibles and Goodwill Amortization	18.0	(18.0)	—
Restructuring Charges	21.8	—	21.8

Total	6,673.8	(1,747.9)	4,925.9

Income before Income Taxes	393.4	(93.9)	299.5
Provision for Income Taxes	92.3	(31.9)	60.4

Income from Continuing Operations	$301.1	$(62.0)	$239.1

Income from Continuing Operations Per Share of Common Stock:
Diluted	$2.33	$(0.48)	$1.85
Basic	$2.33	$(0.48)	$1.85

Average Number of Shares Outstanding During the Period:
Diluted	129.3	—	129.3
Basic	129.0	—	129.0

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SAFECO CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(in millions, except per share amounts)

(unaudited)

	Safeco Corporation Consolidated	L&I (1) (4)	Safeco Corporation Pro Forma Consolidated
REVENUES
Property & Casualty Earned Premiums	$4,472.8	$—	$4,472.8
Life & Investments Premiums and Other Revenues	637.0	(637.0)	—
Net Investment Income	1,651.4	(1,180.3)	471.1
Net Realized Investment Gains	93.0	22.5	115.5
Other	10.4	—	10.4

Total	6,864.6	(1,794.8)	5,069.8

EXPENSES
Losses and Loss Adjustment Expenses	5,199.1	(1,234.9)	3,964.2
Other Underwriting and Operating Expenses	894.6	(334.8)	559.8
Amortization of Deferred Policy Acquisition Costs	824.5	(32.3)	792.2
Interest Expense	136.9	(2.1)	134.8
Intangibles and Goodwill Amortization	33.5	(15.7)	17.8
Goodwill Write-off	1,214.1	(48.9)	1,165.2
Restructuring Charges	44.3	—	44.3

Total	8,347.0	(1,668.7)	6,678.3

Income (Loss) from Continuing Operations before Income Taxes	(1,482.4)	(126.1)	(1,608.5)
Provision (Benefit) for Income Taxes	(437.1)	(52.0)	(489.1)

Income (Loss) from Continuing Operations	$(1,045.3)	$(74.1)	$(1,119.4)

Income from Continuing Operations Per Share of Common Stock:
Diluted	$(8.18)	$(0.59)	$(8.77)
Basic	$(8.18)	$(0.59)	$(8.77)
Average Number of Shares Outstanding During the Period:
Diluted	127.7	—	127.7
Basic	127.7	—	127.7

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SAFECO CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2004

(in millions)

(unaudited)

	Safeco Corporation Consolidated	L&I (5) (1)	Pro Forma Adjustments		Safeco Corporation Pro Forma Consolidated
ASSETS
Investments
Available-for-Sale Securities:
Fixed Maturities, at Fair Value	$8,561.2	$—	$—		$8,561.2
Marketable Equity Securities, at Fair Value	964.6	—	—		964.6
Other Invested Assets	10.3	—	—		10.3

Total Investments	9,536.1	—	—		9,536.1
Cash and Cash Equivalents	382.1	1,440.0	(735.1	)(6)	1,087.0
Current Income Taxes Recoverable	—	—	158.0	(8)	158.0
Other Assets	4,072.0	—	—		4,072.0
Assets of Discontinued Operations	22,313.1	(22,313.1)	—		—

Total Assets	$36,303.3	$(20,873.1)	$(577.1)		$14,853.1

LIABILITIES AND SHAREHOLDERS’ EQUITY
Loss and Loss Adjustment Expense Reserves	$5,071.9	$—	$—		$5,071.9
Unearned Premiums	2,182.9	—	—		2,182.9
Debt	1,951.3	—	(618.4	)(6)	1,332.9
Current Income Taxes Payable	9.8	(130.0)	(37.8	)(3)	—
			158.0	(8)
Other Liabilities	1,042.4		(8.0	)(7)	1,034.4
Securities Lending Payable	1,069.7	—	—		1,069.7
Liabilities of Discontinued Operations	19,923.9	(19,923.9)	—		—

Total Liabilities	31,251.9	(20,053.9)	(506.2)		10,691.8

Commitments and Contingencies	—	—	—		—

Preferred Stock, No Par Value	—	—	—		—
Common Stock, No Par Value	1,207.6	—	—	(9)	1,207.6
Retained Earnings	2,740.8	(264.2)	(75.9	)(6)	2,545.5
		139.8	5.0	(7)
Accumulated Other Comprehensive Income	1,103.0	(555.0)	—		408.2
		(139.8)

Total Shareholders’ Equity	5,051.4	(819.2)	(70.9)		4,161.3

Total Liabilities and Shareholders’ Equity	$36,303.3	$(20,873.1)	$(577.1)		$14,853.1

See Notes to the Unaudited Pro Forma Consolidated Financial Statements.

SAFECO CORPORATION

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(in millions)

(1)	In accordance with Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” L&I was presented as a Discontinued Operation effective March 31, 2004 and its results were included in Income from Discontinued Operations for the six month period ended June 30, 2004 and its assets and liabilities were separately classified as relating to discontinued operations. L&I results were included in Income from Continuing Operations for the years ended December 31, 2003, 2002 and 2001 because the SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.

(2)	Reflects estimated decrease in interest expense resulting from repayment of debt utilizing net cash proceeds from the sale of L&I assuming the repurchase of $473.4 of 8.072% capital securities due 2037 and $145.0 of 7.25% senior notes due 2012.

(3)	Reflects income tax effect of pro forma adjustments at a 35% tax rate.

(4)	Reflects the elimination of results for all of Safeco’s L&I operations.

(5)	Reflects the elimination of assets and liabilities of L&I, including the resulting cumulative loss on the sale (subject to post-closing adjustments) and the realization of the net unrealized investment gains included within the net assets of the L&I operations upon the sale as follows:

Net Proceeds from the L&I sales (excluding $64.3 dividend received prior to close)	$1,440.0
Net assets of L&I operations	(2,389.2)
FAS 115 Basis Adjustment (excluding $139.8 impairment losses previously reported)	555.0
Income Tax Benefit	130.0

Cumulative After Tax Loss	(264.2)
Impairment Losses previously reported	139.8

Net After Tax Loss at Close of Sales	$(124.4)

The Pro Forma Consolidated Statements of Income have not been adjusted to give effect to the loss on the sale of L&I or the loss on repayment of debt and any other non-recurring charges resulting from the sale.

(6)	Reflects repurchase of $473.4 of 8.072% capital securities due 2037 and $145.0 of 7.25% senior notes due 2012, utilizing a portion of the net cash proceeds from the sale of L&I, the related loss on repayment of debt of $116.7 pretax ($75.9 after tax), including $2.0 in transaction costs.

(7)	Reflects an $8.0 pretax ($5.0 after tax) Other Post Retirement Benefit curtailment gain resulting from the completion of the L&I sales in accordance with SFAS 106, “Employer’s Accounting for Postretirement Benefits Other than Pensions.”

(8)	Reclassification of resulting recoverable current income taxes.

(9)	The Pro Forma Condensed Consolidated Balance Sheet has not been adjusted to give effect to the Accelerated Stock Buyback program.